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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 12, 2001
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                              Datawatch Corporation
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               (Exact name of Registrant as Specified in Charter)



      Delaware                      000-19960                   020405716
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  (State or Other                 (Commission               (I.R.S. Employer
  Jurisdiction of                 File Number)             Identification No.)
  Incorporation)



                                175 Cabot Street
                                    Suite 503
                                   Lowell, MA                         01851
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                    (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code  (978) 441-2200
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

         Pursuant to an Investment Agreement dated as of January 12, 2001 (the "Investment Agreement") by and among, Datawatch Corporation ("Datawatch"), WC Capital, LLC and Carnegie Hill Associates, LLC (the "Purchasers"), Datawatch issued an aggregate of 1,875,000 shares of its Common Stock, par value $.01 per share, to the Purchasers for an aggregate purchase price of $1,162,500. In connection with the transaction, James Wood, a Managing Principal of WC Capital, LLC, and Richard de J. Osborne, Managing Principal of Carnegie Hill Associates, LLC, were elected to the Board of Directors of Datawatch, with Mr. Osborne serving as Chairman of the Board. After giving effect to the transaction, WC Capital, LLC beneficially owns an aggregate of approximately 17.85% of Datawatch's outstanding Common Stock (including approximately 465,000 shares previously purchased by Mr. Wood in open market transactions) and Carnegie Hill Associates, LLC beneficially owns an aggregate of approximately 2.85% of Datawatch's outstanding Common Stock. Datawatch plans to use the net proceeds from the transaction for working capital and other general corporate purposes.

         The Investment Agreement is attached hereto as Exhibit 4.1 and is hereby incorporated by reference. In addition, Datawatch entered into an Indemnification Agreement with each of Messrs. Wood and Osborne in connection with their agreeing to serve as directors of Datawatch. The Indemnification Agreements are attached hereto as Exhibits 10.1 and 10.2 and are hereby incorporated by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.
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Exhibit No.    Description
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4.1            Investment Agreement, dated as of January 12, 2001, by and among,
               Datawatch Corporation, WC Capital, LLC and Carnegie Hill Associates, LLC.

10.1           Indemnification Agreement between Datawatch Corporation and
               James Wood

10.2 Indemnification Agreement between Datawatch Corporation and Richard de J. Osborne

99.1           Press Release of Datawatch Corporation dated January 16, 2001.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DATAWATCH CORPORATION


Date: February 2, 2001                By:  /s/ Bruce R. Gardner
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                                           Bruce R. Gardner
                                           President and Chief Executive Officer












































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                                  EXHIBIT INDEX



Exhibit No.    Description
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4.1            Investment Agreement, dated as of January 12, 2001, by and among,
               Datawatch Corporation, WC Capital and Carnegie Hill
               Associates, LLC.

10.1           Indemnification Agreement between Datawatch Corporation and James
               Wood

10.2 Indemnification Agreement between Datawatch Corporation and Richard de J. Osborne

99.1           Press Release of Datawatch Corporation dated January 16, 2001.

































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